UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 11, 2022
Date of Report (Date of earliest event reported)

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15943	06-1397316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 Ballardvale Street
Wilmington, Massachusetts 01887
(Address of Principal Executive Offices) (Zip Code)

781-222-6000
(Registrant’s Telephone Number, including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CRL	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers;         Compensatory Arrangements of Certain Officers.

On January 11, 2022, Charles River Laboratories International, Inc. (the “Company”) announced that David R. Smith, its Corporate Executive Vice President and Chief Financial Officer, will retire from the Company after a distinguished career in healthcare and finance leadership roles. Mr. Smith will remain with the Company in his current position until a successor has been named and the transition has been completed, which is expected to occur before the end of 2022. Mr. Smith joined Charles River in 2014 through the Discovery Services acquisition of Argenta and BioFocus. Following the acquisition, he assumed the role of Corporate Vice President, Early Discovery Services, and was subsequently named Corporate Senior Vice President, Global Discovery Services. In 2015, leveraging Mr. Smith’s extensive business, finance, and leadership experience, the Company promoted Mr. Smith to his current role.

Item 7.01 Regulation FD Disclosure

The Company will be presenting at the 40th Annual J.P. Morgan Healthcare Conference on January 11, 2022, at 10:30 a.m. Eastern time. Management of the Company intends to present an overview of the Company’s strategic focus, business developments, and recent trends. Included in this overview will be statements addressing the Company’s perspective on its 2022 guidance and financial outlook. In particular, in advance of the conference presentation, the Company has posted a slide presentation on the Investor Relations section of its website at http://ir.criver.com. This slide presentation includes the slides attached hereto as Exhibit 99.1, which present statements as to the Company’s preliminary assessment of its 2022 guidance and financial outlook in the areas of revenue growth, organic revenue growth, non-GAAP operating margin, non-GAAP earnings per share, free cash flow, and capital expenditures.

The slide presentation attached hereto as Exhibit 99.1 includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained in the slide presentation are “forward-looking,” rather than historic. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “may,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are based on the Company’s current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. The slide presentation also states that these and other risks relating to the Company are set forth in the documents filed by Charles River with the Securities and Exchange Commission. The Company does not undertake to update or revise its forward-looking statements or any of the information contained in this Current Report on Form 8-K, including related to future events or circumstances.

The information contained in this Item 7.01, including the exhibit furnished hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Charles River Laboratories International, Inc.’s Slide Presentation for the 40th Annual J.P. Morgan Healthcare Conference slide presentation, dated January 11, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

Date:	January 11, 2021	By:	/s/ Matthew L. Daniel
Matthew L. Daniel, Corporate Senior Vice President,
General Counsel, Chief Compliance Officer & Corporate Secretary

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